SECURITIES ACT OF 1933 FILE NO. 333-59745
                                INVESTMENT COMPANY ACT OF 1940 FILE NO. 811-8895

                            ING HIGH YIELD BOND FUND
                         ING HIGH YIELD OPPORTUNITY FUND
                           ING INTERMEDIATE BOND FUND
                        ING NATIONAL TAX-EXEMPT BOND FUND
                             ING STRATEGIC BOND FUND
                          ING CLASSIC MONEY MARKET FUND
                              ING MONEY MARKET FUND

                        SUPPLEMENT DATED JANUARY 13, 2003
                     TO THE CLASSES A, B, C, M, T, I, AND Q
                             FIXED INCOME FUNDS AND
                               MONEY MARKET FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 23, 2002


Effective immediately, the chart appearing on page 37 in the section entitled "SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS- Investments, Investment Strategies and Risks" is revised to reflect that the Strategic Bond Fund may invest in Private Funds.

Effective immediately, the following language replaces the language contained in the "Determination of Share Price" section on page 94 of the Statement of Additional Information:

          As noted in the Prospectus, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this Statement of Additional Information, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

          Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

          Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

          The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Foreign securities markets may close before a Fund determines its NAV. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund.

          If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. The Board of Directors/Trustees has adopted procedures under which the fair value of foreign securities may, upon the occurrence of a significant event, be determined as of the time a Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board of Directors/Trustees has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a

     Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board of Directors/Trustees, the Funds are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless a market movement or other event has occurred which constitutes a significant event under procedures adopted by the Board of Directors/Trustees, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value.

          Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time NAV is computed.

          Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

          The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

          In computing the net asset value for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

          The per share net asset value of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

          Orders received by dealers prior to the close of regular trading on the NYSE will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.

MONEY MARKET FUND, CLASSIC MONEY MARKET FUND AND LEXINGTON MONEY MARKET TRUST

     For the purpose of determining the price at which the Money Market Funds' (because this section applies to each of the Money Market Funds, they are referred to, in this section only, as the "Fund") shares are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments as set forth below; (b) subtracting a Fund's liabilities; and (c) dividing the resulting amount by the number of shares outstanding. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00. The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its portfolio. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all its portfolio instruments. Thus, if the use of amortized cost by the Fund results in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The Fund's use of amortized cost and the maintenance of the Fund's per share net value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board of Trustees to present minimal credit risks and which are of high quality as required by the Rule, or in the case of any instrument not so rated, considered by the Board of Trustees to be of comparable quality. Securities in each Fund will consist of money market instruments that have been rated (or whose issuer's short-term debt obligations are rated) in one of the two highest categories (i.e., `Al/Pl') by both S&P and Moody's, two nationally recognized statistical rating organizations (`NRSRO').

     The Fund may invest up to 5% of its assets in any single `Tier I' security (other than U.S. Government securities), measured at the time of acquisition; however, it may invest more than 5% of its assets in a single Tier 1 security for no more than three business days. A `Tier I' security is one that has been rated (or the issuer of such security has been rated) by both S&P and Moody's in the highest rating category or, if unrated, is of comparable quality. A security rated in the highest category by only one of these NRSROs is also considered a Tier 1 security. Classic Money Market Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof provided that it may not invest in the securities of more than one issuer in accordance with this provision at any one time.

     In addition, the Fund may invest not more than 5% of its assets in `Tier 2' securities. A Tier 2 security is a security that is (a) rated in the second highest category by either S&P or Moody's or (b) an unrated security that is deemed to be of comparable quality by the Investment Adviser or Sub-Adviser. The Fund may invest up to 1% of its assets in any single Tier 2 security. The Fund may invest only in a money market instrument that has a remaining maturity of 13 months (397 days) or less, provided that the Fund's average weighted maturity is 90 days or less.

     The SEC requires that the Board of Trustees adopt a procedure for the periodic comparison of market value to amortized cost and requires that the board promptly consider what, if any, action the fund should take upon the determination that the amortized cost NAV deviated from market value NAV by more that 1/2 of 1 percent. The Valuation Committee of each Fund determines what, if any, action the Fund should take upon the determination that the amortized cost NAV deviated from market value NAV by more that 0.025%. The Valuation Committee notifies the full Board of Trustees if the if the variance is greater than 0.50%.

     The Board of Trustees has also agreed, as a particular responsibility within the overall duty of care owed to its shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Trustees deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value.

     In such a review for the Money Market Fund and Lexington Money Market Trust, the investments for which market quotations are readily available are valued at the most recent mean between the bid price (or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued) and the ask price. Other investments and assets are valued at fair value, as determined in good faith by the Board of Trustees.

     In such a review for the Classic Money Market Fund, the investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board of Trustees.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE